POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Thomas L. Hanley and Irene Barberena the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the

undersigned, in the undersigned's capacity as an

officer, directorand/or beneficial owner of NAVTEC Corporation (the

"Company"), Forms 3, 4, and 5 in accordance with

Section 16(a) of the Securities Exchange Act of

1934 and the rules thereunder;

(2) do and perform any and all acts for and on

behalf of the undersigned which may be necessary or

desirable to complete and execute any such Form 3,

4, or 5, complete and execute any amendment or

amendments thereto, and timely file such form with

the United States Securities and Exchange

Commission and any stock exchange or similar

authority; and

(3) take any other action of any type whatsoever

in connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of benefit

to, in the best interest of, or legally required

by, the undersigned, it being understood that the

documents executed by such attorney-in-fact on

behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain

such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with Section

16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms

3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 8th day of March,

2006.

_______________________

By /s/ Andrew J. Green

 Andrew J. Green

 Director

PR: #577387 v1 (CD$J01!.DOC)

PHLEGAL: #1780010 v1 (125GQ01!.DOC)

PR: #577387 v1 (CD$J01!.DOC)